                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                          TO BE HELD ON JULY 10, 1996

                            ----------------------

To the Shareholders of Zenix Income Fund Inc.:

  The Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on July 10, 1996 for the following purposes:

    1. To elect seven Directors to the Board of Directors (PROPOSAL 1);

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the current fiscal year of the Fund (PROPOSAL
  2);

    3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on May 13, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

May 31, 1996

                            ----------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                          VALID SIGNATURE
                        ------------                          ---------------
CORPORATE ACCOUNTS
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee
TRUST ACCOUNTS
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 10, 1996

                            ----------------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Zenix Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on July 10 1996, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of: the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; and/or First Data Investor Services Group ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and the Fund's investment adviser, Smith Barney Mutual Funds Management Inc. ("SBMFM"), are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 1996, is included. This proxy statement and form of proxy are first being mailed to shareholders on or about May 31, 1996. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-224-7523.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for the purpose of obtaining the required approval of a proposal.

  In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are subject to the Meeting, the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to reasons for the solicitations.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on May 13, 1996 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to vote on each matter relevant to the class of shares held with no cumulative voting rights.

  The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $1,000 per share (the "Preferred Shares" and collectively with the Common Shares, the "Shares"). On the Record Date, there were 14,269,989.233 Common Shares and 30,000 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

  At the close of business on the Record Date, the Fund had outstanding 14,269,989.233 Common Shares, of which 12,315,416 were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, the Fund had outstanding 30,000 Preferred Shares, of which 100% were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934 (the "Exchange Act")) to the knowledge of the Board of

Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board Members of the Fund beneficially owned less than 1% of the outstanding Shares of the Fund.

  To the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board Members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")) as of the Record Date.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 9, 1996. All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                  PROPOSAL 1
                   TO ELECT SEVEN (7) DIRECTORS OF THE FUND

  The first proposal to be considered at the Meeting is the election of seven
(7) Directors of the Fund.

  Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. Charles F. Barber and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Shares ("Preferred Directors"). The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of the Fund's Common Shares ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon, Allan J. Bloostein and William R. Hutchinson, shall be elected by holders of Common and Preferred Shares voting together as a single class.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All the individuals listed are currently Directors of the Fund. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

 NAME, AGE, PRINCIPAL OCCUPATION   SERVED AS                 NUMBER OF FUND
  AND OTHER BUSINESS EXPERIENCE    A DIRECTOR             SHARES BENEFICIALLY
   DURING THE PAST FIVE YEARS        SINCE      CLASS   OWNED AS OF MAY 13, 1996
- ---------------------------------  ----------   -----   ------------------------
Charles F. Barber (76)                1989    Preferred          2,521
Consultant; formerly Chairman of
the Board,
ASARCO Incorporated
Allan J. Bloostein (64)               1992    Common &            None
Consultant, formerly Vice                     Preferred
Chairman of the Board of May
Department Stores Company;
Director of Crystals Brands,
Inc., Melville Corp.,
R.G. Barry Corp. and Hechinger
Co.
Martin Brody (74)                     1988     Common            91,456
Vice Chairman of the Board of
Directors of Restaurant
Associates Corp.; Director of
Jaclyn, Inc., an apparel
manufacturer
Dwight B. Crane (58)                  1988     Common             460
Professor, Graduate School of
Business Administration,
Harvard University
Robert A. Frankel (68)                1994    Preferred           218
Managing Partner of Robert A.
Frankel Management Consultants;
formerly Corporate Vice President
of The Readers Digest Assoc. Inc.
William R. Hutchinson (53)            1995    Common &            None
Vice President Financial                      Preferred
Operations AMOCO Corporation;
Director of Associated Bank since
1981; Director of Associated
Banc-Corp since 1994
Heath B. McLendon* (63)               1988    Common &           19,730
Managing Director of Smith Barney             Preferred
Inc.; Chairman of Smith Barney
Strategy Advisers Inc. and
President of SBMFM; prior to July
1993, Senior Executive Vice
President of Shearson Lehman
Brothers Inc., Vice Chairman of
Asset Management Division of
Shearson Lehman Brothers Inc.,
Director of PanAgora Asset
Management, Inc. and PanAgora
Asset Management Limited

  Section 16(a) of the Exchange Act and Section 30(f) of the Investment Company Act of 1940 requires the Fund's officers and Directors, persons who beneficially own more than ten percent of the Fund's Common Shares, and to certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representation from such persons, the Fund believes that during the fiscal year ended 1995, all filing requirements applicable to such persons were complied with. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that during its fiscal year ended March 31, 1996, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of Directors who are not interested persons of the Fund (the "Independent Directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  During the Fund's fiscal year each Director attended at least 75% of the meetings held during the period he was in office.

  Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees of $31,000 were paid to such Directors by the Fund during the fiscal year ended March 31, 1996. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

  The following table shows the compensation paid by the Fund to each Director, during the Fund's last fiscal year:

                                                                            TOTAL
                                                                        COMPENSATION
                                                                          FROM FUND
                                        TOTAL                          COMPLEX FOR THE
                                     COMPENSATION                        YEAR ENDED
  NAME OF PERSON*                     FROM FUND                       DECEMBER 31, 1995
  ---------------                    ------------                     -----------------
Charles F. Barber (6)#                  $5,750                             $34,500
Martin Brody (19)                       $5,750                             $34,500
Dwight B. Crane (22)                    $5,750                             $34,500
Allan J. Bloostein (8)                  $5,750                             $34,500
Robert A. Frankel (8)                   $5,750                             $34,500
William R. Hutchinson (6)               $2,250                             $ 7,875
Heath B. McLendon (41)                     --                                  --

- -----------
* Indicates the number of funds within the Smith Barney mutual fund complex for which the Director serves as a Board Member.
# Pursuant to the Fund's deferred compensation plan, Mr. Barber elected effective January 2, 1996, to defer the payment of some or all of the compensation due to him from the Fund.

  The following is a list of the current executive officers of the Fund all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                     PRINCIPAL OCCUPATIONS AND
                                 POSITION                OTHER AFFILIATIONS
     NAME AND AGE           (YEAR FIRST ELECTED)     DURING THE PAST FIVE YEARS
     ------------           --------------------     --------------------------
Heath B. McLendon, 63   Chief Executive Officer and   (see table of Directors
                        Chairman of the Board (1988)   above)
Jessica M. Bibliowicz,  President (1995)              Executive Vice President
  36                                                   of Smith Barney Inc.;
                                                       prior to 1994, Director
                                                       of Sales and Marketing
                                                       for Prudential Mutual
                                                       Funds; prior to 1991,
                                                       First Vice President,
                                                       Asset Management
                                                       Division of Shearson
                                                       Lehman Brothers Inc.
Lewis E. Daidone, 37    Senior Vice President and     Chief Financial Officer,
                        Treasurer; Managing Director   and Senior Vice
                        of Smith Barney Inc. (1992)    President of SBMFM.
John C. Bianchi, 39     Vice President and            Managing Director of
                        Investment Officer (1993)      SBMFM; Investment
                                                       Officer prior to July
                                                       1993, Managing Director
                                                       of Shearson Lehman
                                                       Advisors.
Christina T. Sydor, 45  Secretary (1992)              Managing Director of
                                                       Smith Barney Inc.;
                                                       General Counsel and
                                                       Secretary of SBMFM.

  The principal business address of Ms. Bibliowicz, Mr. Bianchi, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

  The Board of Directors, including all of the Independent Directors, recommends that you vote "FOR" the election of nominees to the Board. Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter.

                                  PROPOSAL 2
     RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
             ACCOUNTANTS FOR THE FUND FOR THE CURRENT FISCAL YEAR

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent accountants to audit the accounts of the Fund for the fiscal year ending March 31, 1997 by a majority of the Independent Directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Fund, other investment companies associated with Smith Barney and for Travelers Group Inc. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

  Coopers & Lybrand L.L.P ("Coopers & Lybrand") served as the Fund's independent accountants for the fiscal year ended March 31, 1995. On May 24, 1995, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent accountants for the fiscal year ended March 31, 1996. During the fiscal year ended March 31, 1995, Coopers & Lybrand's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

  If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and who will have an opportunity to make a statement.

  The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the Independent Directors, recommends that the shareholders vote "FOR" the ratification of the selection of independent accountants.

                      DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholders proposals intended to be presented at the 1997 Annual Meeting of the Shareholders of the Fund must be received by January 6, 1997 to be considered at this meeting.